UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2007

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA	01720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

                                 No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of SeaChange International, Inc. (the “Company”), dated August 30, 2007, reporting the Company’s financial results for the fiscal quarter ended July 31, 2007.

In addition, the information included in Item 4.02(a) below with respect to the Company’s financial results for completed quarterly or annual fiscal periods is incorporated herein by reference.

Except with respect to the information contained in Item 4.02(a) hereof, the information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Except with respect to the information contained in Item 4.02(a) hereof, the information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Audit Committee of the Company, in consultation with management, concluded on August 29, 2007 that the Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and for the year ended January 31, 2007 contained in the Company’s Form 10-K for the fiscal year ended January 31, 2007 and the Consolidated Balance Sheet as of April 30, 2007 contained in the Company’s Form 10-Q for the quarterly period ended April 30, 2007 should no longer be relied upon because of certain accounting errors, as described below, relating to the accounting for its employee sabbatical program, which entitles Company employees who achieve eight years of service to four weeks of additional paid time off:

(a) Through the fiscal quarter ended April 30, 2007, the Company accounted for this employee benefit only when employees had actually taken the sabbatical or left the Company. Based on the terms of the Company’s program, prior to fiscal 2008 the Company should have accrued for this liability under Statement of Financial Accounting Standards (SFAS) No. 43, “Accounting for Compensated Absences,” once an employee achieved the requisite period of service, regardless when the paid time off, if any, had been taken. The Company has calculated this unrecorded liability to be approximately $676,000 at January 31, 2007. The Company will correct this error as a cumulative effect adjustment of accumulated deficit as of February 1, 2006 through a restatement of its Consolidated Balance Sheet and Consolidated Statement of Stockholders’ Equity and Comprehensive Income (Loss) as of and for the year ended January 31, 2007 under the guidelines of Staff Accounting Bulletin 108. The Company has determined that this change in unrecorded liability on an annual basis was not material in any prior periods.

(b) In addition, the Financial Accounting Standards Board (FASB), in Emerging Issues Task Force (EITF) 06-2 “Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43”, issued in June of 2006, requires that companies that offer sabbatical benefits should accrue for that benefit over the requisite service period. This new guidance was required to be applied beginning in the quarter ended April 30, 2007, however, the Company inadvertently failed to apply the provisions of EITF 06-2 in that period. The Company has calculated this incremental unrecorded liability to be approximately $769,000 and will correct this error through a restatement of accumulated deficit in its Consolidated Balance Sheet as of April 30, 2007 under the guidelines of EITF 06-2.

The Audit Committee of the Company discussed these matters with Grant Thornton LLP, the Company’s independent registered public accounting firm, on August 29, 2007. The Company plans to present the restated financial statements in two filings: an amendment to its Annual Report on Form 10-K for the fiscal year ended January 31, 2007 and an amendment to its Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2007.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated August 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:  /s/    Kevin M. Bisson

        Kevin M. Bisson

        Chief Financial Officer, Treasurer,

        Secretary and Senior Vice President,

        Finance and Administration

Dated: August 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by SeaChange International, Inc., dated August 30, 2007.